Exhibit 99.4

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into as of August 24, 2017 (the “Effective Date”), by and between Energy XXI Gulf Coast, Inc. (the “Company”) and Hugh Menown (“Consultant”). The Company and Consultant are sometimes referred to in this Agreement collectively as the “Parties,” and each individually as a “Party.”

WHEREAS, the Company wishes to engage Consultant to provide certain consulting services to the Company, and Consultant wishes to be engaged in such capacity, in each case in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.          Engagement; Term. Effective as of the Effective Date, the Company engages Consultant to serve as a consultant to the Company, and Consultant accepts such engagement. Unless earlier terminated pursuant to Section 4 below, the term of Consultant’s engagement hereunder (the “Term”) shall commence on the Effective Date and continue until the date that is six months after the Effective Date.

2.          Consulting Services. During the Term, Consultant shall provide such consulting services (the “Consulting Services”) as may be reasonably requested of Consultant from time to time by the Company’s Chief Executive Officer or Chief Financial Officer. As an independent contractor, Consultant will not be required to devote a specific amount of time to the provision of Consulting Services and is free to provide services to other entities during the Term as long as Consultant does not violate any of the terms of this Agreement or any policies of the Company applicable to Consultant following termination of employment (the “Post-Termination Requirements”); provided, however, the Company and Consultant agree that in no event shall the level of any consulting services to be provided pursuant to this Agreement exceed more than 20% of the average level of services performed by Consultant for the Company and its affiliated “service recipients” (within the meaning of Treasury Regulation §1.409A-1(h)(3)) over the 36-month period immediately preceding the Effective Date. Consultant agrees to attend such meetings as the Company’s Chief Executive Officer or Chief Financial Officer may reasonably request for proper communication of Consultant’s advice and consultation. Consultant shall coordinate the furnishing of Consultant’s services pursuant to this Agreement with the Company’s Chief Executive Officer or Chief Financial Officer in order that such services can be provided in such a way as to generally conform to the business schedules of the Company, but the method of performance, time of performance, place of performance, hours utilized in such performance, and other details of the manner, means, and method of performance of Consultant’s services hereunder shall be within the sole control of Consultant.

3.          Consulting Fee. In consideration of Consultant’s performance of the Consulting Services, during the Term, the Company shall pay Consultant a consulting fee at the rate of $28,333.33 per month that Consultant provides Consulting Services hereunder (the “Consulting Fee”), payable monthly in arrears during the Term (prorated for any partial months). Each monthly Consulting Payment will be made within 15 days after the month in which it is earned. Consultant acknowledges and agrees that (a) the Company is not required to withhold federal or state income, gross receipts or similar taxes from the Consulting Fee paid to Consultant hereunder or to otherwise comply with any state or federal law concerning the collection of income, gross receipts or similar taxes at the source of payment of wages, (b) the Company is not required under the Federal Unemployment Tax Act or the Federal Insurance Contribution Act to pay or withhold taxes for unemployment compensation or for social security on behalf of Consultant with respect to the Consulting Fee, and (c) the Company is not required under the laws of any state to obtain workers’ compensation insurance or to make state unemployment compensation contributions on behalf of Consultant.

4.          Termination. This Agreement may be terminated by (a) the Company, for any reason or no reason at all, upon 30 days’ prior written notice to the Consultant; (b) mutual agreement of the Parties; or (c) either Party upon material breach by the other Party of any term of this Agreement or the Post-Termination Requirements. This Agreement will automatically terminate upon Consultant’s death.

5.          Amounts Payable upon Termination. Upon termination of this Agreement for whatever reason, the Company shall pay Consultant only the amount of the Consulting Fee that has accrued and has not been paid through the date of termination. The Company shall have no obligation to pay any additional amount to Consultant upon termination of this Agreement.

6.          Independent Contractor. At all times during the Term, Consultant shall be an independent contractor of the Company. In no event shall Consultant be deemed to be an employee of the Company, and Consultant shall not at any time be entitled to any employment rights or benefits from the Company or be deemed to be an agent of the Company or have any power to bind or commit the Company or otherwise act on its behalf. Consultant acknowledges and agrees that, as a non-employee, Consultant is not eligible for any benefits sponsored by the Company or any other benefit from the Company and, accordingly, Consultant shall not participate in any pension or welfare benefit plans, programs or arrangements of the Company. Consultant shall not at any time communicate or represent to any third party, or cause or knowingly permit any third party to assume, that in performing the Consulting Services hereunder, Consultant is an employee, agent or other representative of the Company or has any authority to bind the Company or act on behalf of the Company. Consultant shall be solely responsible for making all applicable tax filings and remittances with respect to amounts paid to Consultant pursuant to this Agreement and shall indemnify and hold harmless the Company and its respective representatives for all claims, damages, costs and liabilities arising from Consultant’s failure to do so. It is not the purpose or intention of this Agreement or the Parties to create, and the same shall not be construed as creating, any partnership, partnership relation, joint venture, agency, or employment relationship.

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7.          Confidential Information.

(a)          General. The parties acknowledge that during the Term, the Company will disclose to Consultant or provide Consultant with access to trade secrets or confidential information (“Confidential Information”) of the Company or its affiliates; and/or place Consultant in a position to develop business goodwill on behalf of the Company or its affiliates; and/or entrust Consultant with business opportunities of the Company or its affiliates. As part of the consideration for the compensation and benefits to be paid to Consultant hereunder; to protect the trade secrets and Confidential Information of the Company and its affiliates that have been and will in the future be disclosed or entrusted to Consultant, the business goodwill of the Company and its affiliates that has been and will in the future be developed in Consultant, or the business opportunities that have been and will in the future be disclosed or entrusted to Consultant by the Company and its affiliates; and as an additional incentive for the Company to enter into this Agreement, the Company and Consultant agree to that Consultant shall not, whether during the Term or thereafter, without the written consent of the Board of Directors of the Company or a person authorized thereby, disclose to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by Consultant of Consultant’s duties as a consultant of the Company, any Confidential Information, including but not limited to technology, know-how, processes, maps, geological and geophysical data, other proprietary information and any information whatsoever of a confidential nature; provided, however, that Confidential Information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by Consultant) or any information that Consultant may be required to disclose by any applicable law, order, or judicial or administrative proceeding, provided that Consultant first notifies the Company to facilitate a possible protective order and thereafter discloses only the minimum amount of Confidential Information required. Within fourteen (14) days after the termination of Consultant’s services to the Company for any reason, Consultant shall return to the Company all documents and other tangible items containing the Company’s information that are in Consultant’s possession, custody or control. Consultant agrees that all Confidential Information of the Company belongs exclusively to the Company, and that any work of authorship relating to the Company’s business, products or services, whether such work is created solely by Consultant or jointly with others, and whether or not such work is Confidential Information, shall be deemed exclusively belonging to the Company.

(b)          Protected Rights. Nothing in this Agreement will prohibit or restrict Consultant from responding to any inquiry, or otherwise communicating with, any federal, state or local administrative or regulatory agency or authority or participating in an investigation conducted by any governmental agency or authority. Consultant cannot be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made (A) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. As a result, the Company and Consultant shall have the right to disclose trade secrets in confidence to Federal, State, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. Each of the Company and Consultant also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. Nothing in this Agreement is intended to conflict with that right or to create liability for disclosures of trade secrets that are expressly allowed by the foregoing.

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8.          Non-Disparagement. During the Term, Consultant shall cause (i) Consultant’s relatives and (ii) any entity controlled by Consultant (any such person or entity, a “Consultant Affiliate”), to refrain from any criticisms or disparaging comments about the Company or its Affiliates, or any of their respective directors, officers, employees, advisors or stakeholders, or in any way relating to Consultant’s employment or separation from employment; provided, however, that nothing in this Agreement shall apply to or restrict in any way the communication of information by any Consultant Affiliate to any state or federal law enforcement agency or require notice to the Company thereof, and Consultant also will not be in breach of the covenant contained above solely by reason of testimony or disclosure by such Consultant Affiliate which is compelled by applicable law or regulation or process of law. A violation or threatened violation of these prohibitions may be enjoined by the courts. The rights afforded under this provision are in addition to any and all rights and remedies otherwise afforded by law.

9.          Relief. The Parties acknowledge that money damages would not be sufficient remedy for any breach of Section 7 or Section 8 by Consultant, and the Company and its affiliates shall be entitled to enforce the provisions of Section 7 and Section 8 by terminating payments then owing to Consultant, if any, and obtaining specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of Section 7 or Section 8, but shall be in addition to all remedies available at law or in equity, including, without limitation, the recovery of damages from Consultant and Consultant’s agents.

10.         Applicable Law. This Agreement is entered into under, and the validity, interpretation, construction and performance of this Agreement shall be governed by, the laws of the State of Texas.

11.         Amendments. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the Parties.

12.         Waiver. Any waiver of a provision of this Agreement shall be effective only if it is in a writing signed by the Party entitled to enforce such term and against which such waiver is to be asserted. No delay or omission on the part of either Party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement.

13.         Assignments; Successors. This Agreement is personal to Consultant and, as such, may not be assigned by Consultant. The Company may assign this Agreement without Consultant’s consent. Subject to the preceding sentences, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the Parties.

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14.         Notices. All notices, requests, demands, claims and other communications permitted or required to be given hereunder must be in writing and shall be deemed duly given and received (a) if personally delivered, when so delivered, (b) if mailed, three business days following the date deposited in the U.S. mail, certified or registered mail, return receipt requested, (c) if sent by e-mail or other form of electronic communication, once transmitted and the confirmation is received, or (d) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

If to Consultant, addressed to:

Hugh Menown

At last known address on file with the Company

If to the Company, addressed to:

Energy XXI Gulf Coast, Inc.
1021 Main, Suite 2626
Houston, Texas 77002

Attn: Chief Executive Officer

Email: dbrooks@energyxxi.com

15.         Certain Construction Rules. The Section headings contained in this Agreement are for convenience of reference only and shall in no way define, limit, extend or describe the scope or intent of any provisions of this Agreement. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. In addition, as used in this Agreement, unless otherwise provided to the contrary, (a) all references to days, months or years shall be deemed references to calendar days, months or years and (b) any reference to a “Section” shall be deemed to refer to a section of this Agreement. The words “hereof,” “herein,” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive but instead have the meaning “and/or,” and the term “including” shall not be deemed to limit the language preceding such term.

16.         Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by electronic transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

17.         Code Section 409A. Notwithstanding anything to the contrary contained herein, this Agreement is intended to satisfy or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations and other guidance thereunder. Accordingly, all provisions herein, or incorporated by reference herein, shall be construed and interpreted to satisfy or be exempt from the requirements of Code Section 409A. Further, for purposes of Code Section 409A, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. Any reimbursement or in-kind benefit provided under this Agreement that constitutes a “deferral of compensation” within the meaning of Treasury Regulation Section 1.409A-1(b) shall be made or provided in accordance with the requirements of Code Section 409A, including, where applicable, the requirement that (a) any reimbursement is for expenses incurred during the period of time specified in this Agreement, (b) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (c) the reimbursement of an eligible expense will be made no later than the last day of the calendar year following the calendar year in which the expense is incurred, and (d) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.

[Remainder of Page Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have duly executed this Consulting Agreement as of the Effective Date.

/s/ Hugh Menown
Hugh Menown

ENERGY XXI GULF COAST, INC.

By:	/s/ Douglas E. Brooks
Douglas E. Brooks
Chief Executive Officer and President

[Signature Page to Hugh Menown Consulting Agreement]